SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2004

Dollar General Corporation

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (615) 855-4000

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)

Financial Statements.

None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

ITEM 9.

REGULATION FD DISCLOSURE

On March 15, 2004, Dollar General Corporation (the “Company”) issued a news release regarding, among other matters, (1) results of operations and financial condition for the fourth quarter and fiscal year ended January 20, 2004, (2) an agreement in principle with the Securities and Exchange Commission (the “SEC”) staff to settle the previously disclosed SEC investigation relating to the Company’s January 14, 2002 restatement of its 1998 and 1999 financial statements and certain unaudited financial information for fiscal year 2000 and (3) the Company’s 2004 outlook. The Company also issued a news release with respect to the resignation of the Company’s Chief Financial Officer. The news releases are attached hereto as Exhibit 99.1 and 99.2, respectively, and incorporated by reference as if fully set forth herein.

ITEM 12.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 15, 2004, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fourth quarter and fiscal year ended January 20, 2004. The news release is attached hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2004	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1

News release dated March 15, 2004 regarding 2004 earnings.

99.2

News release dated March 15, 2004 regarding Chief Financial Officer.